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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: JULY 13, 1998
                       (Date of earliest event reported)


                                 CORTECH, INC.
           (Exact name of registrant as specified in its charter)


          DELAWARE                      0-20726                 84-0894091
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)


              6850 N. BROADWAY, SUITE G, DENVER, COLORADO      80221
              (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code: (303) 650-1200


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ITEM 5.     OTHER EVENTS

     On July 13, 1998, Cortech, Inc. ("Cortech") received a letter from The Nasdaq Stock Market, Inc. ("Nasdaq") stating that, effective as of the close of business on July 13, 1998, Cortech Common Stock had been delisted from the Nasdaq National Market. A copy of Cortech's press release announcing the delisting of Cortech Common Stock from the Nasdaq National Market is attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (C) Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Cortech press release dated July 13, 1998, announcing the delisting of Cortech Common Stock from the Nasdaq National Market.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 15, 1998                   CORTECH, INC.


                                       By:   /s/ Diarmuid F. Boran
                                             ---------------------------------
                                             Diarmuid F. Boran
                                             Chief Operating Officer


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                               INDEX TO EXHIBITS
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Exhibit
Number         Description
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99.1           Cortech press release dated July 13, 1998, announcing the
               delisting of Cortech Common Stock from the Nasdaq National
               Market.